Basis of preparation and accounting policies	12 Months Ended
Dec. 31, 2020
Basis of preparation and accounting policies [abstract]
Basis for preparation of accounting policies

1 Basis of preparation and accounting policies

1.1 Reporting entity and authorisation of the Consolidated financial statements

ING Groep N.V. is a company domiciled in Amsterdam, the Netherlands. Commercial Register of Amsterdam, number 33231073. These Consolidated financial statements, as at and for the year ended 31 December 2020, comprise ING Groep N.V. (the Parent company) and its subsidiaries, together referred to as ING Group. ING Group is a global financial institution with a strong European base, offering a wide range of retail and wholesale banking services to customers in over 40 countries.

The ING Group Consolidated financial statements, as at and for the year ended 31 December 2020, were authorised for issue in accordance with a resolution of the Executive Board on 8 March 2021.

1.2 Basis of preparation of the Consolidated financial statements

The ING Group Consolidated financial statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board for purposes of reporting with the U.S. Securities and Exchange Commission (SEC), including financial information contained in this Annual report on Form 20-F. The term ‘IFRS-IASB’ is used to refer to International Financial Reporting Standards as issued by the International Accounting Standards Board, including the decisions ING Group made with regard to the options available under IFRS-IASB.

The ING Group Consolidated financial statements have been prepared on a going concern basis and there are no significant doubts about the ability of ING Group to continue as a going concern. In 2020 ING Group’s capital and liquidity position remained strong despite the Covid-19 impact and ING Group has sufficient buffers to withstand certain adverse scenarios without breaching currently applicable and likely future requirements.

The consolidated financial statements are presented in euros and rounded to the nearest million, unless stated otherwise. Amounts may not add up due to rounding.

1.2.1 Presentation of Risk management disclosures

To improve transparency, reduce duplication and present related information in one place, certain disclosures of the nature and extent of risks related to financial instruments required by IFRS 7 ‘Financial instruments: Disclosures’ are included in the ‘Risk management’ section of the Annual Report.

These disclosures are an integral part of ING Group Consolidated financial statements and are indicated in the ‘Risk management’ section by the symbol (*). Chapters, paragraphs, graphs or tables within the risk management section that are indicated with this symbol in the respective headings or table header are considered to be an integral part of the consolidated financial statements.

1.2.2 Reconciliation between IFRS-EU and IFRS-IASB

The published 2020 Annual Accounts of ING Group are prepared in accordance with IFRS-EU. IFRS-EU refers to International Financial Reporting Standards (‘IFRS’) as adopted by the European Union (EU), including the decisions ING Group made with regard to the options available under IFRS as adopted by the EU. IFRS-EU differs from IFRS-IASB in respect of certain paragraphs in IAS 39 ‘Financial Instruments: Recognition and Measurement’ regarding hedge accounting for portfolio hedges of interest rate risk.

Under IFRS-EU, ING Group applies fair value hedge accounting for portfolio hedges of interest rate risk (fair value macro hedges) in accordance with the EU carve-out version of IAS 39. Under the EU IAS 39 carve-out, hedge accounting may be applied, in respect of fair value macro hedges, to core deposits and hedge ineffectiveness is only recognised when the revised estimate of the amount of cash flows in scheduled time buckets falls below the original designated amount of that bucket and is not recognised when the revised amount of cash flows in scheduled time buckets is more than the original designated amount. Under IFRS-IASB, hedge accounting for fair value macro hedges cannot be applied to core deposits and ineffectiveness arises whenever the revised estimate of the amount of cash flows in scheduled time buckets is either more or less than the original designated amount of that bucket.

This information is prepared by reversing the hedge accounting impacts that are applied under the EU ‘carve-out’ version of IAS 39. Financial information under IFRS-IASB accordingly does not take account of the possibility that had ING Group applied IFRS-IASB as its primary accounting framework it might have applied alternative hedge strategies where those alternative hedge strategies could have qualified for IFRS-IASB compliant hedge accounting. These decisions could have resulted in different shareholders’ equity and net result amounts compared to those indicated in this Annual Report on Form 20-F.

A reconciliation between IFRS-EU and IFRS-IASB is included below.

Both IFRS-EU and IFRS-IASB differ in several areas from accounting principles generally accepted in the United States of America (US GAAP).

Reconciliation net result under IFRS-EU and IFRS-IASB
	Net result
	2020	2019	2018
In accordance with IFRS-EU (attributable to the shareholders of the parent)	2,485	4,781	4,703
Adjustment of the EU IAS 39 carve-out	-410	-1,181	148
Tax effect of the adjustment 1)	176	303	-90
Effect of adjustment after tax	-234	-878	58

In accordance with IFRS-IASB (attributable to the shareholders of the parent)	2,250	3,903	4,761
Non-controlling interests	78	99	108
In accordance with IFRS-IASB Total net result	2,329	4,001	4,869
1) includes the effect of changes in tax rate.

Reconciliation shareholders’ equity under IFRS-EU and IFRS-IASB
	Total Equity
	2020	2019	2018
In accordance with IFRS-EU (attributable to the shareholders of the parent)	54,637	53,769	50,932
Adjustment of the EU IAS 39 carve-out	-4,081	-3,658	-2,460
Tax effect of the adjustment	1,063	885	577
Effect of adjustment after tax	-3,018	-2,773	-1,883

Shareholders’ equity	51,619	50,996	49,049
Non-controlling interests	1,022	893	803
In accordance with IFRS-IASB Total Equity	52,640	51,889	49,851

1.3 Impact of Covid-19

After the outbreak of the Covid-19 pandemic, various governments issued programs offering guarantee schemes for borrowers impacted by Covid-19. As at 31 December 2020 ING Group provided approximately EUR 1.5 billion of loans under these programs.

In Wholesale Banking the main schemes are being offered in the Netherlands (Corporate Finance Guarantee Scheme (“GO-C”)), in France (state-guarantee scheme Bpifrance) and Germany (guaranteed by KWF).

In Retail Banking these facilities include in the Netherlands the SME Credit Guarantee Scheme (“BMKB-C”) and the small credit facility (“Klein Krediet Corona” or KKC) for self-employed individuals. Similar facilities are offered by ING Group in other countries, mainly in Belgium and Poland. ING Belgium provided in 2020 loans under the state guarantee scheme GS1 which establishes risk sharing between banks and the government. It applies to new loans to non-financial companies, SME and self-employed persons under certain conditions. ING Bank Poland signed an agreement with BGK (Polish State Development Bank) to support clients with individual guarantee schemes, provided by BGK as a collateral (equivalent to a state guarantee).

Loans that have been originated under the above programs have been recognized on the consolidated statement of financial position of ING Group. Depending on the scheme, the guarantees received are either integral or non-integral to the origination of these loans. Following this, the guarantees are either reflected in the expected credit losses (ECL) associated with these loans or as separate reimbursement asset, respectively. In either case, such guarantees have a similar impact on the statement of profit or loss and both reduce the amount presented as ‘addition to loan loss provisions’.

In November 2020 ING Group announced an initiative with European Investment Bank to lend nearly EUR 800 million on favorable terms to Dutch small and medium-sized enterprises that are affected by the economic impact of Covid-19. Loans originated under this program will be recognized on the statement of financial position of ING Group as from 2021.

Governments in almost all countries where ING Retail bank is active have adopted measures providing for payment holidays to private individuals and small business loans. As of the end of December, approximately 196 thousand customers were granted payment holidays in the context of the Covid-19 pandemic. The total exposure of loans for which a payment holiday is granted amounts to EUR 19.4 billion as at 31 December 2020.

The modification of contractual terms of loans subject to payment holiday arrangements does not automatically result in derecognition of the financial assets. Where applicable, the carrying amount of the financial asset has been recalculated as the present value of the renegotiated or modified contractual cash flows, discounted at the original effective interest rate and a gain or loss was recognized. This did not have a material impact on the profit or loss statement of ING Group.

The various measures by governments and ING Group to alleviate the impact of Covid-19 also impacts the classification of assets as forborne. Based on European Banking Authority (EBA) Guidelines, assets that were subject to Covid-19 payment holidays granted before 30 September 2020 were not classified as forborne. As a result, these payment holidays did not automatically trigger recognition of lifetime Expected Credit Loss (ECL). Payment holidays granted that were outside the scope of these Guidelines or granted after 30 September 2020 did trigger the recognition of lifetime ECL. Reference is made to the ‘Credit risk’ paragraph of the ‘Risk management’ section.

As a result of the economic effects of Covid-19 estimation uncertainty and level of management judgement increased in 2020 in the areas of impairment assessment of loan loss provisions (including the need for management adjustments), non-financial assets and associated companies, and the determination of the fair values of financial assets and liabilities. Reference is made to paragraph 1.5 ‘Significant judgements and critical accounting estimates and assumptions’ for further explanation.

Over the course of 2020 the European Central Bank (ECB) decided on a number of modifications to the terms and conditions of its Targeted Longer-term Refinancing Operations (TLTRO III) in order to support further the provision of credit to households and firms in the face of the current economic disruption and heightened uncertainty caused by the Covid-19 pandemic. ING Group has borrowed EUR 59.5 billion under the TLTRO III program during 2020. Reference is made to paragraph 1.6 ‘Other Developments’.

1.4 Changes to accounting policies and presentation

ING Group has consistently applied its accounting policies to all periods presented in these Consolidated financial statements, except for changes due to the introduction of IFRS 16 ‘Leases’ in 2019. Comparatives were not restated when applying IFRS 16.

Furthermore, ING Group has already early adopted in 2019 the Interest Rate Benchmark Reform (Phase 1) amendments to IAS 39 ‘Financial Instruments: Recognition and Measurement’ and IFRS 7 ‘Financial Instruments: Disclosures’. These amendments have been adopted retrospectively to hedging relationships that existed at the start of 2019 or were designated thereafter. The amendments provide temporary relief from applying specific hedge accounting requirements to hedging relationships directly affected by IBOR reform. The amendments require certain additional disclosures and have no further impact. Reference is made to paragraph 1.7.4 ‘Derivatives and hedge accounting’ of this note and to note 39 ‘Derivatives and hedge accounting’ for more information on the adoption of these amendments.

In 2020 ING Group presented separately on the face of the Statement of Profit or Loss the following two lines (including comparatives): ‘Impairment of associates and joint ventures’ and ‘Net result on derecognition of financial assets measured at amortised cost’. These lines were not presented separately in prior years given the size of the amounts, but were included in ‘Share of result from associates and joint ventures’ and ‘Other income’ respectively.

1.4.1 Changes in IFRS effective in 2020

The changes in IFRS that became effective in 2020 did not have a significant impact on ING Group’s accounting policies, ING Group’s results or financial position:

•Amendments to IFRS 3 ‘Business Combinations’: Definition of a Business (issued in October 2018);

•Amendments to IAS 1 and IAS 8: ‘Definition of Material’ (issued in October 2018); and

•Amendments to References to the Conceptual Framework in IFRS Standards (issued in March 2018).

ING Group has not early adopted any other standard, interpretation or amendment in 2020 which has been issued, but is not yet effective.

1.4.2 Upcoming changes in IFRS after 2020

The following published amendments are not mandatory for 2020 and have not been early adopted by ING Group. ING Group is still currently assessing the detailed impact of these amendments. However, the implementation of these amendments is expected to have no significant impact on ING Group’s Consolidated financial statements, apart from IBOR Phase 2 amendments, the impact of which is explained below.

The list of upcoming changes to IFRS, which are applicable for ING Group:

Effective in 2021:

In May 2020 the IASB issued amendments to IFRS 16 ‘Leases’: ‘Covid-19-Related Rent Concessions’ to provide lessees with an exemption from assessing whether a Covid-19-related rent concession is a lease modification. The amendments are effective for annual reporting periods beginning on or after 1 June 2020, with early application permitted. Once they become effective for ING Group in 2021, the amendments will not have material impact on ING Group’s accounting policies, ING Group’s results or financial position. In 2020 ING Group did not receive rent concessions as a lessee. This is why the amendments were not relevant and, hence, not early adopted by ING Group in 2020.

In August 2020, the IASB issued amendments to IFRS 9 ‘Financial Instruments’, IAS 39 ‘Financial Instruments: Recognition and Measurement’, IFRS 16 ‘Leases’, IFRS 4 ‘Insurance Contracts’ and IFRS 7 ‘Financial Instruments: Disclosures’: ‘IBOR Reform and its Effects on Financial Reporting – Phase 2’. Phase 2 amendments relate mainly to accounting for changes in the basis for determining the contractual cash flows of financial assets and liabilities due to the IBOR reform and impact on hedge accounting when an existing benchmark rate is reformed or replaced with an alternative risk free rate. Specifically, for ING Group, the main elements of the Phase 2 amendments are that the effective interest rate on debt financial instruments will be adjusted, and hedge accounting will continue on transition to risk free rates, but only to the extent that the modifications made to financial instruments are those necessary to implement IBOR Reform and that the new basis for calculating cash flows is ‘economically equivalent’ to the previous basis. When ING Group applies these amendments, ING Group would avoid recognising modification gains and losses on debt instruments that would otherwise be required in the absence of Phase 2 amendments. In addition, when ING Group applies Phase 2 amendments, ING Group will avoid hedge accounting discontinuations when modifying both hedged items and hedging instruments as a consequence of IBOR reform that would otherwise be required in the absence of Phase 2 amendments. When ING Group applies Phase 2 amendments, certain additional disclosures will need to be provided.

The Phase 2 amendments are effective for annual reporting periods beginning on or after 1 January 2021, with early application permitted.

ING Group did not early adopt Phase 2 amendments in 2020 as Phase 2 reliefs were largely not yet relevant for ING Group. During 2021, ING Group commenced the process of amending contracts which reference LIBORs that are at risk, with a focus on those being decommissioned by 31 December 2021 with alternative benchmark rates. This is the period when Phase 2 amendments will become relevant (and mandatorily effective) for ING Group.

Effective in 2022:

•Amendments to IFRS 3 ‘Business Combinations’: Reference to the Conceptual Framework (issued in May 2020).

•Amendments to IAS 16 ‘Property, Plant and Equipment’: Proceeds before Intended Use (issued in May 2020).

•Amendments to IAS 37 ‘Provisions, Contingent Liabilities and Contingent Assets’: Onerous Contracts — Cost of Fulfilling a Contract (issued in May 2020).

•Annual improvements to IFRS Standards 2018-2020 Cycle: Amendments to IFRS 1 ‘First-time Adoption of International Financial Reporting Standard’, amendments to IFRS 9 ‘Financial Instruments’ and amendments to IFRS 16 ‘Leases’ (issued in May 2020).

Although ING Group is currently assessing the detailed impact of the above amendments, it is expected that they will not have a significant impact on ING Group’s accounting policies, ING Group’s results or financial position.

Effective in 2023:

•Amendments to IAS 1 ‘Presentation of Financial Statements’: Classification of Liabilities as Current or Non-current (issued in January 2020).

•Amendments to IAS 1 ‘Presentation of Financial Statements’: Disclosure of Accounting Policies (issued in February 2021).

•Amendments to IAS 8 ‘Accounting Policies, Changes in Accounting Estimates and Errors’: Definition of Accounting Estimates (issued in February 2021).

Although ING Group is currently assessing the detailed impact of the above amendments, it is expected that they will not have a significant impact on ING Group’s accounting policies, ING Group’s results or financial position.

The IASB has also issued IFRS 17 ‘Insurance Contracts’. The original effective date of IFRS 17 was 1 January 2021, but in June 2020 the IASB has published an Amendment confirming 1 January 2023 as the new effective date. ING Group is currently assessing the detailed impact of IFRS 17.

1.5 Significant judgements and critical accounting estimates and assumptions

The preparation of the consolidated financial statements requires management to make judgements in the process of applying its accounting policies and to use estimates and assumptions. The estimates and assumptions affect the reported amounts of the assets and liabilities and the amounts of the contingent assets and contingent liabilities at the balance sheet date, as well as reported income and expenses for the year. The actual outcome may differ from these estimates. The process of setting assumptions is subject to internal control procedures and approvals.

ING Group has identified areas that require management to make significant judgements and use critical accounting estimates and assumptions based on the information and financial data that may change in future periods. These areas are:

▪Loan loss provisions (financial assets);

▪The determination of the fair values of financial assets and liabilities;

▪Impairment assessment of non-financial assets;

▪Impairment assessment of an investment in associate;

▪Provisions; and

▪Accounting for Targeted Longer-Term Refinancing Operations (TLTRO).

In light of Covid-19 the estimation uncertainty and level of management judgement to determine the loan loss provisions and the fair values of financial assets and liabilities further increased in 2020.

The negative effects of Covid-19 gave rise to new significant judgements and critical accounting estimates and assumptions in 2020: ‘Impairment assessment of non-financial assets’ where estimates and judgements became more sensitive; and ‘Impairment assessment of an investment in associate’ where impairment indicators arose for the first time. In addition, ING Group’s participation in 2020 in a new series of Targeted Longer-Term Refinancing Operations (TLTRO III) also led to a new area of significant judgements. Recognition and measurement of provisions remained an area of significant judgement and estimation uncertainty in 2020 consistent with prior years.

For further discussion of the significant judgements and critical accounting estimates and assumptions in these areas, reference is made to the relevant parts in paragraph 1.7 ‘Financial instruments’ (specifically 1.7.3 for ‘Fair values of financial assets and liabilities’ and 1.7.8 ‘Impairment of financial assets’), 1.11 ‘Investments in associates and joint ventures’, 1.13 ‘Acquisitions, goodwill and other intangible assets’, 1.17 ‘Provisions, contingent liabilities and contingent assets’ of this note, section 1.6 ‘Other developments’, ‘Accounting for Targeted Longer-Term Refinancing Operations (TLTRO)’ and the applicable notes to the Consolidated financial statements.

1.6 Other developments

Definition of Default

ING Group has historically aligned the Definition of Default for regulatory purposes with the definition of ‘credit-impaired’ financial assets under IFRS 9 (Stage 3). To comply with new regulatory technical standards (RTS) and EBA guidelines ING Group updated its Definition of Default in 1Q 2020. Consequently, ING Group updated this definition also for IFRS 9 purposes. From an accounting perspective, this represents a change in accounting estimate that is applied prospectively. This change had no material impact on ING Group’s expectation for credit losses, but impacted the classification of assets mainly between Stage 2 and Stage 3 resulting in an increase in Stage 3 assets (and mostly a decrease of Stage 2 assets) of approximately EUR 1 billion at the time of updating the definition.

Accounting for Targeted Longer-Term Refinancing Operations (TLTRO)

In 2020 ING Group participated in a new series of Targeted Longer-Term Refinancing Operations (TLTRO III) and repaid outstanding amounts under TLTRO II, reference is made to Note 12 ‘Deposits from banks’.

ING Group considers TLTRO funding provided by the ECB to banks to be on market terms on the basis that the ECB has established a separate market with TLTRO programmes. They have specific terms which are different from other sources of funding available to banks, including those provided by the ECB. Consequently, the rate under TLTRO is considered to be a market conforming rate and TLTRO funding is recognized fully as a financial liability.

ING Group interprets the whole rate set by the ECB under TLTRO as a floating rate on the financial liability, being the market rate for each specific period in time. This results in discrete rates for discrete interest periods over the life of TLTRO. The change in the applicable rate between interest periods is seen as a change in the floating rate and is accounted for prospectively. Similarly, if the ECB announces changes in the rate for the amounts already drawn under the existing TLTRO, then such changes also represent a change in a floating rate. Following this, such changes lead to the recognition of an increased interest in the relevant period of life of the exposure, rather than by the recognition of an immediate modification gain or loss at the moment of the change of terms by the ECB.

Furthermore, the change in the TLTRO rate driven by changes in expectations of meeting the targets is also seen as a change in the floating rate. However, in this case, the effective interest rate is updated not only prospectively, but also partially retrospectively. As a result, the effect of the revised effective interest rate for the period that already passed until the moment when the change in expectations occurs, is recognised as a catch up adjustment in Profit or Loss. This change occurs only when ING Group has a reasonable expectation that the lending targets will be met.

ING Group views ‘reasonable expectation’ in case of TLTRO funding as a high hurdle. This is the moment when it becomes highly probable, i.e. the probability of meeting the lending targets is substantially greater than the probability that it will not. As a result, if interest income is recognised during the period based on the expectation of meeting the targets, there should only be a limited possibility that the interest may need to be reversed in future periods.

Reference is made to note 12 ‘Deposits from banks’ and to note 20 ‘Net interest income’ for the presentation of ING Group’s participation in TLTRO programmes.

Significant judgements and critical accounting estimates and assumptions:

Significant management judgement is exercised in determining the accounting treatment of TLTRO transactions. In particular, ING Group applied judgement in:

•assessing and concluding that in ING Group’s view the rate under TLTRO is considered to be a market conforming rate and, hence, accounting for TLTRO in accordance with IFRS 9;

•selecting accounting policies regarding the calculation of the effective interest rate under TLTRO, including treatment of changes in expectations of meeting the lending targets;

•defining the moment when ING has a reasonable expectation of meeting the targets;

•estimating future expected lending growth, which includes estimations around client behaviour. Changes in these estimations may lead to changes in the amount of interest recognized on TLTRO transactions.

ING Group continuously monitors the actual and forecasted development of eligible loans under TLTRO programmes to assess the appropriate interest recognition in the statement of profit or loss and to minimise the risk of potential interest reversals due to the use of outdated or incorrect assumptions.

1.7 Financial instruments

1.7.1 Recognition and derecognition of financial instruments

Recognition of financial assets

Financial assets are recognised in the balance sheet when ING Group becomes a party to the contractual provisions of the instrument. For a regular way purchase or sale of a financial asset, trade date and settlement date accounting is applied depending on the classification of the financial asset.

Derecognition of financial assets

Financial assets are derecognised when the rights to receive cash flows from the financial assets have expired or where ING Group has transferred substantially all risks and rewards of ownership. If ING Group neither transfers nor retains substantially all the risks and rewards of ownership of a financial asset, it derecognises the financial asset if it no longer has control over the asset. The difference between the carrying amount of a financial asset that has been extinguished and the consideration received is recognised in profit or loss.

Recognition of financial liabilities

Financial liabilities are recognised on the date that the entity becomes a party to the contractual provisions of the instrument.

Derecognition of financial liabilities

Financial liabilities are derecognised when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished and the consideration paid is recognised in profit or loss.

1.7.2 Classification and measurement of financial instruments

Financial assets

ING Group classifies its financial assets in the following measurement categories:

▪those to be measured subsequently at fair value (either through OCI, or through profit or loss); and

▪those to be measured at amortised cost (AC).

At initial recognition, ING Group measures a financial asset at its fair value plus, in the case of a financial asset not at FVPL, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at fair value through profit or loss (FVPL) are expensed in the statement of profit or loss.

Financial assets - Debt instruments

The classification depends on the entity’s business model for managing the financial assets and the contractual terms of the cash flows at initial recognition.

Business models

Business models are classified as Hold to Collect (HtC), Hold to Collect and Sell (HtC&S) or Other depending on how a portfolio of financial instruments as a whole is managed. ING Group’s business models are based on the existing management structure of the bank, and refined based on an analysis of how businesses are evaluated and reported, how their specific business risks are managed and on historic and expected future sales. Sales are permissible in a HtC business model when these are due to an increase in credit risk, take place close to the maturity date (where the proceeds from the sales approximate the collection of the remaining contractual cash flows), are insignificant in value (both individually and in aggregate) or are infrequent.

Contractual cash flows Solely Payments of Principal and Interest (SPPI)

The contractual cash flows of a financial asset are assessed to determine whether they represent SPPI. Interest includes consideration for the time value of money, credit risk and also consideration for liquidity risk and costs associated with holding the financial asset for a particular period of time. In addition, interest can include a profit margin that is consistent with a basic lending arrangement. Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are SPPI.

In assessing whether the contractual cash flows are SPPI, ING Group considers the contractual terms of the instrument. This includes assessing whether the financial asset contains a contractual term that could change the timing or amount of contractual cash flows such that it would not meet this condition. In making the assessment, terms such as the following are considered, with an example of an SPPI failure for each consideration:

▪prepayment terms. For example a prepayment of an outstanding principal amount plus a penalty which is not capped to three or six months of interest;

▪leverage features, which increase the variability of the contractual cash flows with the result that they do not have the economic characteristics of interest. An example is a Libor contract with a multiplier;

▪terms that limit ING Group’s claim to cash flows from specified assets - e.g. non-recourse asset arrangements. This could be the case if payments of principal and interest are met solely by the cash flows generated by the underlying asset, for example instances in real estate, shipping and aviation financing; and

▪features that modify consideration of the time value of money. These are contracts with for example an interest rate which is reset every month to a one-year rate. ING Group performs either a qualitative or quantitative benchmark test on a financial asset with a modified time value of money element. A qualitative test is performed when it is clear with little or no analysis whether the contractual cash flows solely represent SPPI.

Based on the entity’s business model for managing the financial assets and the contractual terms of the cash flows, there are three measurement categories into which ING Group classifies its debt instruments:

▪Amortised Cost (AC):

Debt instruments that are held for collection of contractual cash flows under a HtC business model where those cash flows represent SPPI are measured at AC. Interest income from these financial assets is included in Interest income using the EIR method. Any gain or loss arising on derecognition is recognised directly in profit or loss. Impairment losses are presented as a separate line item in the Consolidated statement of profit or loss.

▪FVOCI:

Debt instruments that are held for collection of contractual cash flows and for selling the financial assets under a HtC&S business model, where the assets’ cash flows represent SPPI, are measured at FVOCI. Movements in the carrying amount are recognised in OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognised in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognised in OCI is reclassified from equity to profit or loss and presented in Investment income or Other income, based on the specific characteristics of the business model. Interest income from these financial assets is included in Interest income using the EIR method. Impairment losses are presented as a separate line item in the Consolidated statement of profit or loss.

▪FVPL:

Debt instruments that do not meet the criteria for AC or FVOCI are measured at FVPL. This includes debt instruments that are held-for-trading (presented separately as Trading assets) and all other debt instruments that do not meet the criteria for AC or FVOCI (presented separately as Mandatorily at FVPL). ING Group may in some cases, on initial recognition, irrevocably designate a financial asset as classified and measured at FVPL. This is the case where doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise on assets measured at AC or FVOCI. Fair value movements on trading securities, trading loans and deposits (mainly reverse repo’s) are presented fully within valuation result and net trading income, this also includes interest. The interest arising on financial assets designated as at FVPL is recognised in profit or loss and presented within Interest income or Interest expense in the period in which it arises. The interest arising on a debt instrument that is part of a hedge relationship, but not subject to hedge accounting, is recognised in profit or loss and presented within Interest income or Interest expense in the period in which it arises.

ING Group reclassifies debt investments when, and only when, its business model for managing those assets changes. Such changes in business models are expected to be very infrequent. There have been no reclassifications during the reporting period.

Financial assets - Equity instruments

All equity investments are measured at fair value. ING Group applies the fair value through OCI option to investments which are considered strategic, consisting of investments that add value to ING Group’s core banking activities.

There is no subsequent recycling of fair value gains and losses to profit or loss following the derecognition of investments if elected to be classified and measured as FVOCI. However, the cumulative gain or loss is transferred within equity to retained earnings on derecognition of such equity instruments. Dividends from such investments continue to be recognised in profit or loss as Investment income when ING Group’s right to receive payments is established. Impairment requirements are not applicable to equity investments classified and measured as FVOCI.

Other remaining equity investments are measured at FVPL. All changes in the fair value are recognised in Valuation result and Net trading income in the Consolidated statement of profit or loss.

Financial liabilities

Financial liabilities are classified and subsequently measured at AC, except for financial guarantee contracts, derivatives and liabilities designated at FVPL. Financial liabilities classified and measured at FVPL are presented as follows:

▪the amount of change in the fair value that is attributable to changes in own credit risk of the liability designated at FVPL is presented in OCI. Upon derecognition this Debit Valuation Adjustment (DVA) impact does not recycle from OCI to profit or loss; and

▪the remaining amount of change in the fair value is presented in profit or loss in ‘Valuation results and net trading income’. Interest on financial liabilities at FVPL is also recognised in the valuation result, except for items voluntarily designated as FVPL for which interest is presented within ‘Other interest income (expense).

A financial guarantee contract is a contract that requires ING Group to make specified payments to reimburse the holder for a loss it incurs because a specified debtor fails to make payment when due in accordance with the original or modified terms of a debt instrument. Such a contract is initially recognised at fair value and is subsequently measured at the higher of (a) the amount determined in accordance with impairment provisions of IFRS 9 ‘Financial instruments’ (see section “Impairment of financial assets”) and (b) the amount initially recognised less, when appropriate, cumulative amortisation recognised in accordance with the revenue recognition principle of IFRS 15 ‘Revenue from contracts with customers’.

1.7.3 Fair values of financial assets and liabilities

All financial assets and liabilities are recognised initially at fair value. The fair value of a financial instrument on initial recognition is generally its transaction price (that is, the fair value of the consideration given or received). However, if there is a difference between the transaction price and the fair value of financial instruments whose fair value is based on a valuation technique that uses significant unobservable inputs, the entire day one difference (a ‘Day One profit or loss’) is deferred and recognised in the statement of profit or loss over the life of the transaction until the transaction matures or until the observability changes. In all other cases, ING Group recognises the difference as a gain or loss at inception.

Subsequently, except for financial assets and financial liabilities measured at amortised cost, all the other financial assets and liabilities are measured at fair value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It assumes that market participants would use and take into account the characteristics of the asset or liability when pricing the asset or liability. Fair values of financial assets and liabilities are based on unadjusted quoted market prices where available. Such quoted market prices are primarily obtained from exchange prices for listed financial instruments. Where an exchange price is not available, quoted prices in an active market may be obtained from independent market vendors, brokers, or market makers. In general, positions are valued at the bid price for a long position and at the offer price for a short position or are valued at the price within the bid-offer spread that is most representative of fair value in the circumstances. In some cases where positions are marked at mid-market prices, a fair value adjustment is calculated.

For certain financial assets and liabilities, quoted market prices are not available. For such instruments, fair value is determined using valuation techniques. These range from discounting of cash flows to various valuation models, where relevant pricing factors including the market price of underlying reference instruments, market parameters (volatilities, correlations and credit ratings), and customer behaviour are taken into account. ING Group maximises the use of market observable inputs and minimises the use of unobservable inputs in determining the fair value. It can be subjective dependent on the significance of the unobservable input to the overall valuation. All valuation techniques used are subject to internal review and approval. Most data used in these valuation techniques are validated on a daily basis when possible.

When a group of financial assets and liabilities are managed on the basis of their net risk exposures, the fair value of a group of financial assets and liabilities are measured on a net portfolio level.

To include credit risk in fair value, ING Group applies both Credit and Debit Valuation Adjustments (CVA, DVA, also known as Bilateral Valuation Adjustments or BVA). Own issued debt and structured notes that are designated at FVPL are adjusted for ING Group’s own credit risk by means of a DVA. Additionally, derivatives valued at fair value are adjusted for credit risk by a BVA. The BVA is of a bilateral nature as both the credit risk on the counterparty (CVA) as well as the credit risk on ING Group (DVA) are included in the adjustment. All input data that is used in the determination of the BVA is based on market implied data. Additionally, wrong-way risk (when exposure to a counterparty is increasing and the credit quality of that counterparty deteriorates) and right-way risk (when exposure to a counterparty is increasing and the credit quality of that counterparty improves) are taken into account in the measurement of the valuation adjustment.

To include the funding risk, ING Group applies an additional ‘Funding Valuation Adjustment’ (FVA) to the uncollateralised derivatives based on the market price of funding liquidity.

ING Group also applies to certain positions other valuation adjustments to arrive at the fair value: Bid-Offer adjustments, Model Risk Adjustments and Collateral Valuation Adjustments (CollVA).

Significant judgements and critical accounting estimates and assumptions:

Even if market prices are available, when markets are less liquid there may be a range of prices for the same security from different price sources. Selecting the most appropriate price requires judgement and could result in different estimates of fair value.

Valuation techniques are subjective in nature and significant judgement is involved in establishing fair values for certain financial assets and liabilities. Valuation techniques involve various assumptions regarding pricing factors. The use of different valuation techniques and assumptions could produce significantly different estimates of fair value.

Price testing is performed to assess whether the process of valuation has led to an appropriate fair value of the position and to an appropriate reflection of these valuations in the statement of profit or loss. Price testing is performed to minimise the potential risks for economic losses due to incorrect or misused models.

The Covid-19 pandemic impacted the global financial markets in 2020. In the beginning of 2020, ING Group observed large volatility in the market resulting in widened spreads, markets distortion and illiquidity in some specific markets which has stressed ING Group’s valuation processes and movements in level classifications. The volatility in the market has stabilised in the course of 2020 and has largely returned to pre-pandemic levels. Financial Assets and Liabilities, including Level 3, continued to be valued using agreed methodologies and ING Group continued to limit the unobservable input to arrive at the most appropriate Fair Market value.

Reference is made to note 38 ‘Fair value of assets and liabilities’ and to the ‘Market risk’ paragraph in the ‘Risk management’ section of the Annual Report for the basis of the determination of the fair value of financial instruments and related sensitivities.

1.7.4 Derivatives and hedge accounting

Derivatives are initially recognised at fair value on the date on which a derivative contract is entered into and are subsequently measured at fair value. Fair values are obtained from quoted market prices in active markets, including market transactions and valuation techniques (such as discounted cash flow models and option pricing models), as appropriate. All derivatives are carried as assets when their fair value is positive and as liabilities when their fair value is negative. Fair value movements on derivatives are presented in profit or loss in Valuation result and net trading income, except for derivatives in either a formal hedge relationship and so-called economic hedges that are not in a formal hedge accounting relationship where a component is presented separately in interest result in line with ING Group’s risk management strategy.

Embedded derivatives are separated from financial liabilities and other non-financial contracts and accounted for as a derivative if, and only if:

a)the economic characteristics and risks of the embedded derivative are not closely related to the economic characteristics and risks of the host contract;

b)a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative; and

c)the combined instrument is not measured at fair value with changes in fair value reported in profit or loss.

If an embedded derivative is separated, the host contract is accounted for as a similar free-standing contract.

The method of recognising the resulting fair value gain or loss depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. ING Group designates certain derivatives as hedges of the fair value of recognised assets or liabilities or firm commitments (fair value hedge), hedges of highly probable future cash flows attributable to a recognised asset or liability or a forecast transaction (cash flow hedge), or hedges of a net investment in a foreign operation. Hedge accounting is used for derivatives designated in this way provided certain criteria are met.

At the inception of the transaction ING Group documents the relationship between hedging instruments and hedged items, its risk management objective, together with the methods selected to assess hedge effectiveness. ING Group also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of the hedged items.

ING Group applies also macro cash flow hedge accounting to hedge the variability in future cash flows of non-trading assets and liabilities due to the interest rate risk and foreign currency exchange rate risk. The designated hedged items are floating rated assets or liabilities, such as floating rate mortgages and corporate loans. The effective portion of changes in the fair value of the derivatives are recognised in the Other Comprehensive Income.

Fair value hedges

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognised in the statement of profit or loss, together with fair value adjustments to the hedged item attributable to the hedged risk. If the hedge relationship no longer meets the criteria for hedge accounting, the cumulative adjustment of the hedged item is, in the case of interest bearing instruments, amortised through the statement of profit or loss over the remaining term of the original hedge or recognised directly when the hedged item is derecognised. For non-interest bearing instruments, the cumulative adjustment of the hedged item is recognised in the statement of profit or loss only when the hedged item is derecognised.

Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges are recognised in the Other Comprehensive Income. The gain or loss relating to the ineffective portion is recognised immediately in the statement of profit or loss. Amounts accumulated in the Other Comprehensive Income are recycled to the statement of profit or loss in the periods in which the hedged item affects net result. When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in the Other Comprehensive Income at that time remains in the Other Comprehensive Income and is recognised when the forecast transaction is ultimately recognised in the statement of profit or loss. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in the Other Comprehensive Income is transferred immediately to the statement of profit or loss.

Net investment hedges

Hedges of net investments in foreign operations are accounted for in a similar way to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognised in the Other Comprehensive Income and the gain or loss relating to the ineffective portion is recognised immediately in the statement of profit or loss. Gains and losses accumulated in the Other Comprehensive Income are included in the statement of profit or loss when the foreign operation is disposed.

IBOR Transition - specific policies applicable from 1 January 2019 for hedges directly affected by IBOR reform

As further explained in the ‘IBOR Transition’ paragraph of the ‘Risk management’ section, the financial markets are going through a significant reform of interbank offered rates (IBOR) and financial institutions are obligated to implement a replacement of major interest rate reference rates. This process is at different stages, and is progressing at different speeds, across several major currencies.

Given that IBOR reform may have various accounting implications, the International Accounting Standards Board (IASB) has undertaken a two phase project. Phase 1 addresses those issues that affect financial reporting before the replacement of an existing benchmark (Phase 1 amendments to IFRS were issued by the IASB in 2019). Phase 2 focuses on issues that may affect financial reporting when the existing benchmark rate is reformed or replaced Phase 2 amendments to IFRS were issued by the IASB in 2020.

In 2019, ING Group early adopted the Phase 1 amendments to IFRS which allowed ING Group to apply a set of temporary exceptions to continue hedge accounting even when there is uncertainty about contractual cash flows arising from the reform. Under these temporary exceptions, interbank offered rates are assumed to continue unaltered for the purposes of hedge accounting until such time as the uncertainty is resolved.

More specifically, the following temporary reliefs are part of the Phase 1 amendments:

▪Highly probable requirement for cash flow hedges

When determining whether a forecast transaction is highly probable, it is assumed that the interest rate benchmark on which the hedged cash flows are based is not altered as a result of the reform.

▪Prospective assessment of hedge effectiveness

When performing the prospective assessment it is assumed that the interest rate benchmark on which the hedged cash flows are based is not altered as a result of the reform.

▪Retrospective assessment of hedge effectiveness

When performing the retrospective assessment hedges are allowed to pass the assessment even if actual results are outside the 80-125% range, during the period of uncertainty arising from the IBOR reform.

▪Designation of a component of an item as a hedged item

For hedges of the benchmark component of interest rate risk affected by the reform, the separately identifiable requirement only needs to be demonstrated at the inception of such hedging relationships (including macro hedges).

The amendments are relevant given that ING Group hedges and applies hedge accounting to benchmark interest rate exposure part of IBOR reform. Hedging instruments and most of hedged items continue to be indexed by the IBOR benchmark rates. Therefore, there is still uncertainty in 2020 over the timing and the amount of the replacement rate cash flows and, thus, temporary exceptions under Phase 1 continued to be relevant for ING Group in 2020. ING Group will cease to apply the amendments when this uncertainty is no longer present or when the hedging relationship is discontinued. Refer to Note 39 ‘Derivatives and hedge accounting’ for the disclosures relating to the application of the amendments as part of Phase 1.

In 2020 ING Group did not early adopt Phase 2 amendments. Reference is made to paragraph 1.4.2 ‘Upcoming changes in IFRS after 2020’ of this note.

Non-trading derivatives that do not qualify for hedge accounting

Derivative instruments that are used by ING Group as part of its risk management strategies, but which do not qualify for hedge accounting under ING Group’s accounting policies, are presented as non-trading derivatives. Non-trading derivatives are measured at fair value with changes in the fair value taken to the statement of profit or loss.

1.7.5 Offsetting of financial assets and financial liabilities

Financial assets and financial liabilities are offset, and the net amount reported, in the statement of financial position when ING Group has a current legally enforceable right to set off the recognised amounts and intends to either settle on a net basis or to realise the asset and settle the liability simultaneously. Offsetting is applied to certain interest rate swaps for which the services of a central clearing house are used.

1.7.6 Repurchase transactions and reverse repurchase transactions

Securities sold subject to repurchase agreements (repos), securities lending and similar agreements continue to be recognised in the consolidated statement of financial position. The counterparty liability is measured at FVPL (designated) and included in Other financial liabilities at FVPL if the asset is measured at FVPL. Otherwise, the counterparty liability is included in Deposits from banks, Customer deposits, or Trading, as appropriate.

Securities purchased under agreements to resell (reverse repos), securities borrowings and similar agreements are not recognised in the consolidated statement of financial position. The consideration paid to purchase securities is recognised as Loans and advances to customers, Loans and advances to banks, Other financial assets at FVPL or Trading assets, as appropriate. The difference between the sale and repurchase price is treated as interest and amortised over the life of the agreement using the effective interest method for instruments that are not measured at FVPL.

1.7.7 Credit risk management classification and maximum credit risk exposure

Credit risk management disclosures are provided in the ‘Credit risk’ paragraph ‘Credit risk categories’ of the ‘Risk management’ section in the Annual Report.

The maximum credit risk exposure for items in the statement of financial position is generally the carrying value for the relevant financial assets. For the off-balance sheet items the maximum credit exposure is the maximum amount that could be required to be paid. Reference is made to Note 44 ‘Contingent liabilities and commitments’ for these off-balance sheet items. Collateral received is not taken into account when determining the maximum credit risk exposure.

The manner in which ING Group manages credit risk and determines credit risk exposures for that purpose is explained in the Credit risk paragraph ‘Credit Risk Appetite and Concentration Risk Framework’ of the ‘Risk management’ section in the Annual Report.

1.7.8 Impairment of financial assets

An Expected Credit Loss (ECL) model is applied to financial assets accounted for at AC or FVOCI such as loans, debt securities and lease receivables, as well as off-balance sheet items such as undrawn loan commitments, certain financial guarantees, and undrawn committed revolving credit facilities. Under the ECL model ING Group calculates the expected credit losses (ECL) by considering on a discounted basis the cash shortfall it would incur in case of a default and multiplying the shortfall by the probability of a default occurring. The ECL is the sum of the probability-weighted outcomes. The ECL estimates are unbiased and include reasonable and supportable information about past events, current conditions, and forecasts of future economic conditions. ING Group’s approach leverages the Advanced Internal Ratings Based (AIRB) models that are used for regulatory purposes. Adjustments are applied to make these models suitable for determining ECL. ECL is recognised on the balance sheet as loan loss provisions (LLP).

Three stage approach

Financial assets are classified in one of the below three Stages at each reporting date. A financial asset can move between Stages during its lifetime. The Stages are based on changes in credit quality since initial recognition and defined as follows:

▪Stage 1

Financial assets that have not had a significant increase in credit risk since initial recognition (i.e. no Stage 2 or 3 triggers apply). Assets are classified as Stage 1 upon initial recognition (with the exception of purchased or originated credit impaired (POCI) assets) and ECL is determined by the probability that a default occurs in the next 12 months (12 months ECL);

▪Stage 2

Financial assets showing a significant increase in credit risk since initial recognition. For assets in Stage 2 ECL reflects an estimate on the credit losses over the remaining maturity of the asset (lifetime ECL); or

▪Stage 3

Financial assets that are credit-impaired. Also for these assets ECL is determined over the remaining maturity of the asset.

Significant increase in credit risk

ING Group established a framework, incorporating quantitative and qualitative indicators, to identify and assess significant increases in credit risk (SICR). This is used to determine the appropriate ECL Stage for each financial asset.

The main determinate of SICR is a quantitative test, whereby the lifetime Probability of Default (PD) of an asset at each reporting date is compared against its lifetime PD determined at the date of initial recognition. If the delta is above pre-defined absolute or relative thresholds the item is considered to have experienced a SICR. Consequently, the item moves from Stage 1 to Stage 2 (unless the item is credit-impaired). In these instances, items are no longer assigned a 12 month ECL and instead are assigned a lifetime ECL. Items can return to Stage 1 if there is sufficient evidence that there is no longer a significant increase in credit risk.

ING Group also relies on a number of qualitative indicators to identify and assess SICR. These include:

▪Forbearance status;

▪Watch List status. Loans on the Watch List are individually assessed for Stage 2 classification;

▪Intensive care management;

▪Substandard Internal rating; and

▪Arrears status.

Credit-impaired financial assets (Stage 3)

Financial assets are assessed for credit-impairment at each reporting date and more frequently when circumstances warrant further assessment. Evidence of credit-impairment includes arrears of over 90 days on any material credit obligation, indications that the borrower is experiencing significant financial difficulty, a breach of contract, bankruptcy or distressed restructuring.

An asset (other than a POCI asset) that is in Stage 3 will move back to Stage 2 when, as at the reporting date, it is no longer considered to be credit-impaired. The asset will migrate back to Stage 1 when its credit risk at the reporting date is no longer considered to have increased significantly since initial recognition.

The definition of credit-impaired under IFRS 9 (Stage 3) is aligned with the definition of default used by ING Group for internal risk management purposes, which is also the definition used for regulatory purposes.

Macroeconomic scenarios

ING Group has established a quarterly process whereby forward-looking macroeconomics scenarios and probability weightings are developed for the purpose of ECL. ING Group applies data predominantly from a leading service provider (Oxford Economics (OE)) enriched with the internal ING Group view. A baseline, up-scenario and a down-scenario are determined to reflect an unbiased and probability-weighted ECL amount. As a baseline scenario, ING Group applies the market-neutral view combining consensus forecasts for economic variables such as unemployment rates, GDP growth, house prices, commodity prices, and short-term interest rates. Applying market consensus in the baseline scenario ensures unbiased estimates of the expected credit losses.

The alternative scenarios are based on observed forecast errors in the past, adjusted for the risks affecting the economy today and the forecast horizon. The probabilities assigned are based on the likelihoods of observing the three scenarios and are derived from confidence intervals on a probability distribution. The forecasts for the economic variables are adjusted on a quarterly basis.

Measurement of ECL

ING Group applies a collective assessment method to measure ECL for Stage 1, Stage 2, and certain Stage 3 assets. Other credit-impaired assets subject to ECL measurement apply the individual assessment method.

Collectively assessed assets (Stages 1 to 3)

For collective assessed assets, ING Group applies a model-based approach. ECL is determined by, expressed simplistically, multiplying the probability of default (PD) with the loss given default (LGD) and exposure at default (EAD), adjusted for the time value of money. Assets that are collectively assessed are grouped on the basis of similar credit risk characteristics, taking into account loan type, industry, geographic location, collateral type, past due status and other relevant factors. These characteristics are relevant to the estimation of future cash flows for groups of such assets by being indicative of the debtors’ ability to pay all amounts due according to the contractual terms of the assets being evaluated and the loss in case the debtor is not able to pay all amounts due.

For Stage 3 assets the PD equals 100% and the LGD and EAD represent a lifetime view of the losses based on characteristics of defaulted facilities.

For the purpose of ECL, ING Group’s expected credit loss models (PD, LGD, EAD) used for regulatory purposes have been adjusted. These adjustments include removing embedded prudential conservatism (such as floors) and converted through-the-cycle estimates to point-in-time estimates. The models assess ECL on the basis of forward-looking macroeconomic forecasts and other inputs. For most financial assets, the expected life is limited to the remaining maturity. For overdrafts and certain revolving credit facilities, such as credit cards, the maturity is estimated based on historical data as these do not have a fixed term or repayment schedule.

Individually assessed assets (Stage 3)

ING Group estimates ECL for individually significant credit-impaired financial assets within Stage 3 on an individual basis. ECL for these Individually assessed assets are determined using the discounted expected future cash flow method. To determine expected future cash flows, one or more scenarios are used. Each scenario is analysed based on the probability of occurrence and include forward looking information.

In determining the scenarios, all relevant factors impacting the future cash flows are taken into account. These include expected developments in credit quality, business and economic forecasts, and estimates of if/when recoveries will occur taking into account ING Group’s restructuring/recovery strategy.

The best estimate of ECL is calculated as the weighted-average of the shortfall (gross carrying amount minus discounted expected future cash flow using the original EIR) per scenario, based on best estimates of expected future cash flows. Recoveries can arise from, among others, repayment of the loan, collateral recovery and the sale of the asset. Cash flows from collateral and other credit enhancements are included in the measurement of ECL of the related financial asset when it is part of or integral to the contractual terms of the financial asset and the credit enhancement is not recognised separately. For the individual assessment, with granular (company or asset-specific) scenarios, specific factors can have a larger impact on the future cash flows than macroeconomic factors.

When a financial asset is credit-impaired, interest is no longer recognised based on the accrual income based on the gross carrying amount of the asset. Rather, interest income is calculated by applying the original EIR to the AC of the asset, which is the gross carrying amount less the related loan loss provision.

Purchased or Originated Credit Impaired (POCI) assets

POCI assets are financial assets that are credit-impaired on initial recognition. Impairment on a POCI asset is determined based on lifetime ECL from initial recognition. POCI assets are recognised initially at an amount net of LLP and are measured at AC using a credit-adjusted effective interest rate. In subsequent periods any changes to the estimated lifetime ECL are recognised in profit or loss. Favourable changes are recognised as an impairment gain even if the lifetime ECL at the reporting date is lower than the estimated lifetime ECL at origination.

Modifications

In certain circumstances ING Group grants borrowers postponement, reduction of loan principal and/or interest payments on a temporary period of time to maximise collection opportunities, and if possible, avoid default, foreclosure, or repossession. When such postponement, reduction of loan principal and/or interest payments is executed based on credit concerns it is also referred to as forbearance (refer to the ‘Risk Management’ section of the Annual Report for more details). In such cases, the net present value of the postponement, reduction of loan principal and/or interest payments is taken into account in the determination of the appropriate level of ECL. If the forbearance results in a substantial modification of the terms of the loan, the original loan is derecognised and a new loan is recognised at fair value at the modification date. ING Group determines whether there has been a substantial modification using both quantitative and qualitative factors.

Write-off and debt forgiveness

If there is no reasonable expectation of recovery and/or collectability of amounts due a write-off can occur. The following events can lead to a write-off:

▪After a restructuring has been completed and there is a high improbability of recovery of part of the remaining loan exposure (including partial debt forgiveness);

▪In a bankruptcy liquidation scenario;

▪After divestment or sale of a credit facility at a discount;

▪Upon conversion of a credit facility into equity; or

▪ING Group releases a legal (monetary) claim it has on its customer.

When a loan is uncollectable, it is written off against the related loan loss provision. Subsequent recoveries of amounts previously written off are recognised in the statement of profit or loss.

Debt forgiveness (or debt settlement) involves write-off but additionally involves the forgiveness of a legal obligation, in whole or in part. This means that ING Group forfeits the legal right to recover the debt. As a result, the financial asset needs to be derecognised. Distinction is made in situations where ING Group ends the relationship with the client and situations where ING Group (partially) continues the financing of the client.

Presentation of ECL

ECL for financial assets measured at AC are deducted from the gross carrying amount of the assets. For debt instruments at FVOCI, the ECL is recognised in OCI, instead of deducted the carrying amount of the asset. ECL also reflects any credit losses related to the portion of the loan commitment that is expected to be drawn down over the remaining life of the instrument. The ECL on issued financial guarantee contracts, in scope of IFRS 9 and not measured at FVPL, are recognised as liabilities and presented in Other provisions. ECL are presented in profit or loss in Addition to loan loss provision.

Significant judgements and critical accounting estimates and assumptions:

Considerable management judgement is exercised in determining the amount of LLP for financial assets assessed on both a collective and an individual basis. The need for management judgement has increased even further due to the Covid-19 pandemic. In particular, this judgement requires ING Group to make various assumptions about the risk of default, the credit loss rates in case of a default and expected future cash flows. These assumptions are based on a combination of ING Group’s past history, existing market conditions and forward-looking estimates at the end of each reporting period. Changes in these assumptions may lead to changes in the LLP over time. Given they are subjective and complex in nature, and because the LLP and the underlying exposures subject to ECL are material, these assumptions are considered critical accounting assumptions. The sensitivity of these assumptions is assessed in the credit risk section of the ‘Risk Management’ section in the Annual Report.

The use of forward-looking macroeconomic scenarios in both collective and individual impairment assessments

Forward-looking macroeconomic scenarios are uncertain in nature. The process ING Group follows involves two internal groups, the Macroeconomics Scenarios Team and the Macroeconomics Scenarios Expert Panel. The latter team consists of senior management representatives from the Business, Risk and Finance. These groups review inputs obtained from a third party provider and subject these to internal expert challenge to ensure the inputs used in the models reflect ING Group’s view on the macro economy. The use of alternate forward-looking macroeconomic scenarios can produce significantly different estimates of ECL. This is demonstrated in the sensitivity analysis in the ‘Risk Management’ section of the Annual Report, where the un-weighted ECL under each of the three scenarios for some significant portfolios is disclosed. The uncertainty around the expected macroeconomic recovery once Covid-19 induced lockdowns are lifted increased the judgement necessary in using macroeconomic scenarios. Furthermore, the specific nature of the Covid-19 crisis, which leads to a time lag between the effects of macroeconomic outlooks on model produced ECL and observed defaults, has further increased the judgements required in the use of forward-looking macroeconomic scenarios in 2020.

The probability weights applied to each of the three scenarios

This is a management judgement that ultimately requires estimation and consideration of the range of possibilities. This ensures a consensus view on the likelihood of each scenario materialising is appropriately reflected in the weights applied by ING Group for collectively assessed ECL. The sensitivity analysis in the ‘Risk Management’ section of the Annual Report discloses these weights used.

The criteria for identifying a significant increase in credit risk

When determining whether the credit risk on a financial asset has increased significantly, ING Group considers reasonable and supportable information to compare the risk of default occurring at reporting date with the risk of a default occurring at initial recognition of the financial asset. Whilst judgement is required in applying a PD rating to each financial asset, there is significant judgement used in determining the Stage allocation PD banding thresholds. The process of comparing a financial asset’s PD with the PD banding thresholds determines its ECL Stage. Assets in Stage 1 are allocated a 12 month ECL, and those in Stage 2 are allocated a lifetime ECL, and the difference is often significant. As such, the judgement made in assigning financial asset PDs and the PD banding thresholds constitute a significant judgement. Analysis of the sensitivity associated with the assessment of significant increase in credit risk is presented in the ‘Risk Management’ section of the Annual Report. During 2020 ING Group provided many customers with payment holidays. Traditional risk drivers in models used to determine LLP that are based on customers’ payment behaviour may be ineffective for these assets, because customers with payment holidays are not required to make regular material payment and limited (if any) additional information is available. Hence, judgement was required to appropriately reflect the effect of payment holidays on LLP.

The definition of default

Judgement is exercised in management’s evaluation of whether there is objective evidence that larger exposures are credit-impaired. Management judgement is required in assessing evidence of credit-impairment.

Impact from Covid-19 – management overlays and management adjustments

The increased uncertainty around ECL arising from Covid-19 in the use of forward-looking macroeconomic scenarios and determining significant increases in credit risk resulted in Covid-19 related management overlays and adjustments to the model-based ECL. The management adjustment related to payment holidays and management overlay related to time lag in expected defaults are EUR 638 million in total. Reference is made to the ‘Credit risk’ paragraph in the ‘Risk management’ section of the Annual Report.

1.8 Consolidation

ING Group comprises ING Groep N.V. (the Parent Company), ING Bank N.V. and all other subsidiaries. Subsidiaries are entities controlled by ING Groep N.V. Control exists if ING Groep N.V. is exposed or has rights to variable returns and has the ability to affect those returns through the power over the investee. Control is usually achieved through situations including, but not limited to:

▪Ownership, directly or indirectly, of more than half of the voting power;

▪Ability to appoint or remove the majority of the board of directors;

▪Power to govern operating and financial policies under statute or agreement; and

▪Power over more than half of the voting rights through an agreement with other investors.

The existence and effect of potential voting rights that are currently exercisable or convertible are considered in assessing whether Group controls another entity.

For interests in structured entities, the existence of control requires judgement as these entities are designed so that voting or similar rights are not the dominant factor in deciding who controls the entity. This judgement includes, for example, the involvement in the design of the structured entity, contractual arrangements that give rights to direct the structured entities relevant activities and commitment to ensure that the structured entity operates as designed.

A list of principal subsidiaries is included in Note 47 ‘Principal subsidiaries’.

A list containing the information referred to in Section 379 (1), Book 2 of the Dutch Civil Code has been filed with the office of the Commercial Register of Amsterdam, in accordance with Section 379 (5), Book 2 of the Dutch Civil Code.

The results of the operations and the net assets of subsidiaries are included in the statement of profit or loss and the statement of financial position from the date control is obtained until the date control is lost. On disposal, the difference between the sales proceeds, net of directly attributable transaction costs, and the net assets is included in net result.

A subsidiary which ING Group has agreed to sell but is still legally owned by ING Group may still be controlled by ING Group at the balance sheet date and therefore, still be included in the consolidation. Such a subsidiary may be presented as a held for sale disposal group if certain conditions are met.

All intercompany transactions, balances and unrealised surpluses and deficits on transactions between group companies are eliminated. Where necessary, the accounting policies used by subsidiaries are changed to ensure consistency with group policies. In general, the reporting dates of subsidiaries are the same as the reporting date of ING Groep N.V.

ING Groep N.V. and its Dutch group companies are subject to legal restrictions regarding the amount of dividends they can pay to their shareholders. The Dutch Civil Code contains the restriction that dividends can only be paid up to an amount equal to the excess of the company’s own funds over the sum of the paid-up capital and reserves required by law. Certain Group companies are also subject to other restrictions in certain countries, in addition to the restrictions on the amount of funds that may be transferred in the form of dividends, or otherwise, to the parent company.

Furthermore, in addition to the restrictions in respect of minimum capital requirements that are imposed by industry regulators in the countries in which the subsidiaries operate, other limitations exist in certain countries.

1.9 Segment reporting

An operating segment is a distinguishable component of ING Group, engaged in providing products or services, whose operating results are regularly reviewed by the Executive Board of ING Group and the Management Board Banking (together the Chief Operating Decision Maker (CODM)) to make decisions about resources to be allocated to the segments and assess its performance. A geographical area is a distinguishable component of ING Group engaged in providing products or services within a particular economic environment that is subject to risks and returns that are different from those of segments operating in other economic environments.

The CODM examines ING Group’s performance both by line of business and geographic perspective and has identified five reportable segments by line of business and six by geographical area. The geographical analyses are based on the location of the office from which the transactions are originated.

1.10 Foreign currency translation

Functional and presentation currency

Items included in the financial statements of each of ING Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the functional currency). The Consolidated financial statements are presented in euros, which is Group’s presentation currency.

Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing at the date of the transactions. Exchange rate differences resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the statement of profit or loss, except when deferred in equity as part of qualifying cash flow hedges or qualifying net investment hedges.

Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction.

Exchange rate differences on non-monetary items, measured at fair value through profit or loss, are reported as part of the fair value gain or loss. Non-monetary items are retranslated at the date the fair value is determined. Exchange rate differences on non-monetary items measured at fair value through other comprehensive income are included in other comprehensive income and get accumulated in the revaluation reserve in equity.

Exchange rate differences in the statement of profit or loss are generally included in ‘Valuation results and net trading income’. Reference is made to Note 22 ‘Valuation results and net trading income’, which discloses the amounts included in the statement of profit or loss. Exchange rate differences relating to the disposal of debt and FVPL equity securities are considered to be an inherent part of the capital gains and losses recognised in Investment income. As mentioned below, in Group companies relating to the disposals of group companies, any exchange rate difference deferred in equity is recognised in the statement of profit or loss in ‘Result on disposal of group companies’. Reference is also made to Note 19 ‘Equity’, which discloses the amounts included in the statement of profit or loss.

Group companies

The results and financial positions of all group companies that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

▪Assets and liabilities included in each statement of financial position are translated at the closing rate at the date of that statement of financial position;

▪Income and expenses included in each statement of profit or loss are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and

▪All resulting exchange rate differences are recognised in a separate component of equity.

On consolidation, exchange rate differences arising from the translation of a monetary item that forms part of the net investment in a foreign operation, and of borrowings and other instruments designated as hedges of such investments, are taken to shareholders’ equity. When a foreign operation is sold, the corresponding exchange rate differences are recognised in the statement of profit or loss as part of the gain or loss on sale.

Goodwill and fair value adjustments arising from the acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated at the exchange rate prevailing at the balance sheet date.

1.11 Investments in associates and joint ventures

Associates are all entities over which ING Group has significant influence but not control. Significant influence is the ability to participate in the financial and operating policies of the investee. It generally results from a shareholding of between 20% and 50% of the voting rights or through situations including, but not limited to one or more of the following:

▪Representation on the board of directors;

▪Participation in the policymaking process; and

▪Interchange of managerial personnel.

Joint ventures are entities over which ING Group has joint control. Joint control is the contractually agreed sharing of control over an arrangement or entity, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control. Joint control means that no party to the agreement is able to act unilaterally to control the activity of the entity. The parties to the agreement must act together to control the entity and therefore exercise the joint control.

Investments in associates and joint ventures are initially recognised at cost and subsequently accounted for using the equity method of accounting.

ING Group’s investment in associates and joint ventures (net of any accumulated impairment loss) includes goodwill identified on acquisition. ING Group’s share of its associates and joint ventures post-acquisition profits or losses is recognised in the statement of profit or loss, and its share of post-acquisition changes in reserves is recognised in equity. The cumulative post-acquisition changes are adjusted against the carrying amount of the investment. When ING Group’s share of losses in an associate or joint venture equals or exceeds its interest in the associate or joint venture, including any long-term interests in the associate like uncollateralised loans that are neither planned nor likely to be settled in the foreseeable future, ING Group does not recognise further losses, unless it has incurred obligations or made payments on behalf of the associate or joint venture.

Unrealised gains on transactions between ING Group and its associates and joint ventures are eliminated to the extent of ING Group’s interest in the associates and joint ventures. Unrealised losses are also eliminated unless they provide evidence of an impairment of the asset transferred. Accounting policies of associates and joint ventures have been changed where necessary to ensure consistency with the policies adopted by ING Group.

Investments in associates and joint ventures are assessed at each reporting date and tested for impairment when there is an indication that the investment may be impaired. Goodwill on acquisitions of interests in associates and joint ventures is not tested separately for impairment, but is assessed as part of the carrying amount of the investment. Reversal of impairment is considered when the indicators of impairment no longer exist and the recoverable amount has improved above the carrying amount. The reversal of impairment cannot exceed the original impairment loss.

Significant judgements and critical accounting estimates and assumptions:

The most significant estimates and assumptions relate to the assessment of impairment of the investment in TMB which involves estimations of value in use.

Management’s best estimate of TMB’s expected future earnings are based on forecasts derived from broker consensus over the short to medium term and TMB observable targets for steady state earnings into perpetuity. A capital maintenance charge is applied, which is management’s forecast of the earnings that need to be withheld in order for TMB to meet target regulatory requirements over the forecast period. Both of these factors are subject to a high degree of uncertainty.

Key assumptions used in estimating TMB’s value in use and the sensitivity of the value in use calculations to different assumptions are described in note 8 ‘Investments in associates and joint ventures’.

1.12 Property and equipment

Property in own use

Land and buildings held for own use are stated at fair value at the balance sheet date. Increases in the carrying amount arising on revaluation of land and buildings held for own use are credited to the revaluation reserve in shareholders’ equity. Decreases in the carrying amount that offset previous increases of the same asset are charged against the revaluation reserve directly in equity; all other decreases are charged to the statement of profit or loss. Increases that reverse a revaluation decrease on the same asset previously recognised in net result are recognised in the statement of profit or loss. Depreciation is recognised based on the fair value and the estimated useful life (in general 20–50 years). Depreciation is calculated on a straight-line basis. On disposal, the related revaluation reserve is transferred to retained earnings.

The fair values of land and buildings are based on regular appraisals performed by independent qualified valuers or by internal valuers. Subsequent expenditure is included in the asset’s carrying amount when it is probable that future economic benefits associated with the item will flow to ING Group and the cost of the item can be measured reliably.

Equipment

Equipment is stated at cost less accumulated depreciation and any impairment losses. The cost of the assets is depreciated on a straight line basis over their estimated useful lives, which are generally as follows: for data processing equipment two to five years, and four to ten years for fixtures and fittings. Expenditure incurred on maintenance and repairs is recognised in the statement of profit or loss as incurred. Expenditure incurred on major improvements is capitalised and depreciated.

Disposals of property and equipment

The difference between the proceeds on disposal and net carrying value is recognised in the statement of profit or loss under Other income.

Right-of-use assets

IFRS 16 ‘Leases’ – Accounting policies applied from 1 January 2019

ING Group as the lessee

A lessee is required to recognise a right-of-use asset representing its right to use the underlying leased asset and a corresponding liability representing its obligation to make lease payments at the date at which the leased asset is available for use by ING Group. Each lease payment is allocated between the repayment of the liability and finance cost. The finance costs are charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The right-of-use asset is depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis.

Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:

▪Fixed payments (including in-substance fixed payments), less any lease incentives receivable;

▪Variable lease payments that are based on an index or a rate;

▪Amounts expected to be payable by the lessee under residual value guarantees;

▪The exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and

▪Payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, the lessee’s incremental borrowing rate is used, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions. This rate is approximated by using the risk free rate applicable to the lease term, the currency of the lease payment and jurisdiction, with the Fund Transfer Pricing (FTP) rate as an add-on. The FTP rate is used to transfer interest rate risk and funding and liquidity risk positions between the ING Group business and treasury departments. It is determined by either ING Group or Local Asset and Liability Committee (ALCO).

Right-of-use assets are measured at cost comprising the amount of the initial measurement of the lease liability, any lease payments made at or before the commencement date less any lease incentives received and any initial direct costs and restoration costs.

Payments associated with short-term leases and leases of low-value assets are recognised on a straight-line basis as an expense in profit or loss. Short-term leases are leases with a lease term of 12 months or less. Low-value assets comprise mainly IT-equipment (for example mobile phones or laptops) and small items of office furniture.

The right-of-use asset is included in the statement of financial position line-item ‘Property and equipment’, the lease liability is included in the statement of financial position line-item ‘Other liabilities’. Refer to note 9 ‘Property and equipment’ and to note 16 ‘Other liabilities’.

Subsequent to initial recognition, the right-of-use asset amortises using a straight-line method to the income statement over the life of the lease. The lease liability increases for the accrual of interest and decrease when payments are made. Any remeasurement of the lease liability due to a lease modification or other reassessment results in a corresponding adjustment to the carrying amount of the right-of-use asset.

ING Group as the lessor

When ING Group acts as a lessor, a distinction should be made between finance leases and operating leases. For ING Group as a lessor these are mainly finance leases. The present value of the lease payments is recognised as a receivable under Loans and advances to customers or Loans and advances to banks. The difference between the gross receivable and the present value of the receivable is unearned finance lease income. Lease income is recognised over the term of the lease using the net investment method (before tax), which reflects a constant periodic rate of return.

Operating leases for lessees prior to 1 January 2019 under IAS 17

The comparative figures presented for 2018 are accounted for using the previous Standard, IAS 17 ‘Leases’. Under this Standard a distinction was made between finance leases and operating leases for both lessees and lessors. A lease was considered a finance lease if it transfers substantially all risks and rewards of the ownership of the asset. All other leases were considered to be operating leases.

Leases entered into by ING Group as a lessee were primarily operating leases and therefore not recognised on the balance sheet. The total payments under operating leases were recognised in the statement of profit or loss on a straight-line basis over the period of the lease.

1.13 Acquisitions, goodwill and other intangible assets

Acquisitions and goodwill

ING Group’s acquisitions are accounted for using the acquisition method of accounting. The consideration for each acquisition is measured at the aggregate of the fair values (at the date of exchange) of assets given, liabilities incurred or assumed, and equity instruments issued in exchange for control of the acquiree. Goodwill, being the difference between the cost of the acquisition (including assumed debt) and the Group’s interest in the fair value of the acquired assets, liabilities and contingent liabilities as at the date of acquisition, is capitalised as an intangible asset. Goodwill is only recognised separately on acquisitions. The results of the operations of the acquired companies are included in the statement of profit or loss from the date control is obtained.

Where applicable, the consideration for the acquisition includes any asset or liability resulting from a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value. Contingent consideration arrangements classified as an asset or a liability, are subsequently measured at fair value and the changes in fair value will be recognised in the statement of profit or loss. Changes in the fair value of the contingent consideration classified as equity, are not recognised.

Where a business combination is achieved in stages, ING Group’s previously held interests in the assets and liabilities of the acquired entity are remeasured to fair value at the acquisition date (i.e. the date ING Group obtains control) and the resulting gain or loss, if any, is recognised in the statement of profit or loss. Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognised in other comprehensive income are reclassified to the statement of profit or loss, where such treatment would be appropriate if that interest were disposed of. Acquisition related costs are recognised in the statement of profit or loss as incurred and presented in the statement of profit or loss as Other operating expenses.

The initial accounting for the fair value of the net assets of the companies acquired during the year may be determined only provisionally as the determination of the fair value can be complex and the time between the acquisition and the preparation of the Financial statements can be limited. The initial accounting shall be completed within a year after acquisition. Adjustments to the fair value as at the date of acquisition of acquired assets and liabilities, that are identified within one year after acquisition are recognised as an adjustment to goodwill; any subsequent adjustment is recognised as income or expense. On disposal of group companies where control is lost, the difference between the sale proceeds and carrying value (including goodwill) and the unrealised results (including the currency translation reserve in equity) is included in the statement of profit or loss.

Impairment of goodwill and other non-financial assets

ING Group assesses at each reporting period, whether there is an indication that an intangible asset may be impaired. Irrespective of whether there is an indication of impairment, intangible assets with an indefinite useful life, including goodwill acquired in a business combination, and intangible assets not yet available for use, are tested annually for impairment. Goodwill is allocated to groups of CGUs (that is, the group of cash generating units or CGUs) for the purpose of impairment testing. These groups of CGUs represent the lowest level at which goodwill is monitored for internal management purposes. Goodwill is tested for impairment by comparing the carrying value of the group of CGUs to the recoverable amount of that group of CGUs. The carrying value is determined as the IFRS net asset value including goodwill. In compliance with IAS 36 ‘Impairment of assets’, the carrying value is determined on a basis that is consistent with the way in which the recoverable amount of the CGU is determined. When the carrying values need to be allocated between Retail and Wholesale solvency (risk-weighted assets) are used as a basis. The recoverable amount is estimated as the higher of fair value less costs of disposal and value in use. Several methodologies are applied to arrive at the best estimate of the recoverable amount. Impairment of goodwill, if applicable, is included in the statement of profit or loss in Other operating expenses.

Computer software

Computer software that has been purchased or generated internally for own use is stated at cost less amortisation and any impairment losses. Amortisation is calculated on a straight-line basis over its useful life. This period will generally not exceed five years. Amortisation is included in Other operating expenses.

Other intangible assets

Other intangible assets are capitalised and amortised over their expected economic life, which is generally between three and ten years. Intangible assets with an indefinite life are not amortised.

Significant judgements and critical accounting estimates and assumptions:

Impairment test of non-financial assets, mainly related to the assessment for potential impairment of goodwill and intangible assets, largely software, involves estimation of their recoverable amounts. The review of impairment of non-financial assets reflects management’s best estimate of the future cash flows of the CGUs and the rates used to discount these cash flows, both of which are subject to uncertain factors.

The future cash flows of the CGUs are sensitive to the cash flows projected for the periods for which forecasts are available and to assumptions regarding the long-term pattern of sustainable cash flows thereafter. The accuracy of the forecasted cash flows is subject to a high degree of uncertainty.

The rates used to discount future expected cash flows can have a significant effect on their valuation and are based on the costs of capital assigned to individual CGUs. Cost of capital is subject to fluctuations in external market rates and economic conditions beyond management’s control.

Key assumptions used in estimating goodwill and software impairment are described in Note 10 ‘Intangible assets’.

1.14 Taxation

Income tax on the result for the year consists of current and deferred tax. Income tax is recognised in the statement of profit or loss but it is recognised directly in equity if the tax relates to items that are recognised directly in equity.

Deferred income tax

Deferred income tax is provided in full, using the liability method, for temporary differences arising between the tax basis of assets and liabilities and their carrying amounts in the consolidated financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted at the balance sheet date and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled. Deferred tax assets and liabilities are not discounted.

Deferred tax assets are recognised when it is probable that future taxable profit will be available against which the temporary differences can be utilised. Deferred income tax is provided for temporary differences arising from investments in subsidiaries and associates, except where the timing of the reversal of the temporary difference is controlled by ING Group and it is probable that the difference will not reverse in the foreseeable future. The tax effects of income tax losses available for carry forward are recognised as an asset where it is probable that future taxable profits will be available against which these losses can be utilised.

Fair value remeasurements of debt and equity instruments measured at FVOCI and cash flow hedges are recognised directly in equity. Deferred tax related to this fair value remeasurement is also recognised directly in equity and is subsequently recognised in the statement of profit or loss together with the deferred gain or loss.

Uncertain tax positions are assessed continually by ING Group and in case it is probable that there will be a cash outflow; a current tax liability is recognised.

1.15 Other assets

Investment property

Investment properties are recognised at fair value at the balance sheet date. Changes in the carrying amount resulting from revaluations are recognised in the statement of profit or loss. On disposal, the difference between the sale proceeds and carrying value is recognised in the statement of profit or loss.

Property obtained from foreclosures

Property obtained from foreclosures is stated at the lower of cost and net realisable value. Net realisable value is the estimated selling price, less applicable variable selling expenses. Property obtained from foreclosures is included in Other assets - Property development and obtained from foreclosures.

Property development

Property developed and under development is included in Other assets – Property development and obtained from foreclosures. Depending on the intention of ING Group after completion of the development, the property is measured as follows:

▪Intention to sell: at the lower of cost and net realisable value;

▪Intention to use as a real estate investment: at fair value.

1.16 Disposal groups held for sale and discontinued operations

Disposal groups (and groups of non-current assets) are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This is only the case when the sale is highly probable and the disposal group (or group of assets) is available for immediate sale in its present condition; management must be committed to the sale, which is expected to occur within one year from the date of classification as held for sale.

Upon classification as held for sale, the disposal group is measured at the lower of its carrying amount and fair value less costs to sell, except where specifically exempt from IFRS 5 ‘Non-current Assets Held for Sale and Discontinued Operations. An impairment loss is recognised for any initial or subsequent write-down of the disposal group to fair value less costs to sell. A gain is recognised for any subsequent increases in fair value less costs to sell of the disposal group, but not in excess of any cumulative impairment loss previously recognised. A gain or loss not previously recognised by the date of the sale of the disposal group is recognised at the date of derecognition. Assets within the disposal group are not depreciated or amortised while they are classified as held for sale. Interest and other expenses attributable to the liabilities of a disposal group classified as held for sale continue to be recognised. The assets of the disposal group classified as held for sale are presented separately from the other assets in the balance sheet. The liabilities of a disposal group classified as held for sale are presented separately from other liabilities in the balance sheet.

When a group of assets that is classified as held for sale represents a major line of business or geographical area the disposal group is classified as discontinued operations. Upon classification of a business as held for sale and discontinued operations the individual income and expenses are presented within the Total net result from discontinued operations instead of being presented in the usual line items in the Consolidated statement of profit or loss. All comparative years in the Consolidated statement of profit or loss are restated and presented as discontinued operations for all periods presented. Furthermore, the individual assets and liabilities are presented in the Consolidated statement of financial position as Assets and liabilities held for sale and are no longer included in the usual line items in the Consolidated statement of financial position. Changes in assets and liabilities as a result of classification as held for sale are included in the notes in the line ‘Changes in composition of the group and other changes’.

1.17 Provisions, contingent liabilities and contingent assets

A provision is a present obligation arising from past events, the settlement of which is expected to result in an outflow of resources embodying economic benefits, however the timing or the amount is uncertain. Provisions are discounted when the effect of the time value of money is significant using a pre-tax discount rate.

Reorganisation provisions include employee termination benefits when ING Group is demonstrably committed to either terminate the employment of current employees according to a detailed formal plan without possibility of withdrawal, or providing termination benefits as a result of an offer made to encourage voluntary redundancy.

A liability is recognised for a levy when the activity that triggers payment, as identified by the relevant legislation, occurs. For a levy that is triggered upon reaching a minimum threshold, the liability is recognised only upon reaching the specified minimum threshold.

A contingent liability is a possible obligation that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of ING Group; or a present obligation that arises from past events but is not recognised because it is either not probable that an outflow of economic benefits will be required to settle the obligation or the amount of the obligation cannot be measured reliably. Contingent liabilities are not recognised in the statement of financial position, but are rather disclosed in the notes unless the possibility of the outflow of economic benefits is remote.

A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of ING Group. Contingent assets are recognised in the statement of financial position only when realisation of the income that arises from such an asset is virtually certain. Contingent assets are disclosed in the notes when an inflow of economic benefits is probable.

Significant judgements and critical accounting estimates and assumptions:

The recognition and measurement of provisions is an inherently uncertain process involving using judgement to determine when a present obligation exists and estimates regarding probability, amounts and timing of cash flows.

ING Group may become involved in governmental, regulatory, arbitration and legal proceedings and investigations. The degree of uncertainty and the method of making the accounting estimate depends on the individual case, its nature and complexity. Such cases are usually one of a kind. Judgement is required to assess whether a present obligation exists and to estimate the probability of an unfavourable outcome and the amount of potential loss. For the assessment of related provisions ING Group consults with internal and external legal experts. Even taking into consideration legal experts’ advice, the probability of an outflow of economic benefits can still be uncertain and the provision recognised can remain sensitive to the assumptions used. Reference is made to note 15 ‘Provisions’. For proceedings where it is not possible to make a reliable estimate of the expected financial effect, that could result from the ultimate resolution of the proceedings, no provision is recognised, however disclosure is included in the financial statements. Reference is made to note 45 ‘Legal proceedings’.

Critical accounting estimates and assumptions for the reorganisation provision are in estimating the amounts and timing of cash flows as the announced transformation initiatives are implemented over a period of several years. Reference is made to note 15 ‘Provisions’.

1.18 Other liabilities

Defined benefit plans

The net defined benefit asset or liability recognised in the statement of financial position in respect of defined benefit pension plans is the fair value of the plan assets less the present value of the defined benefit obligation at the balance sheet date.

Plan assets are measured at fair value at the balance sheet date. For determining the pension expense, the return on plan assets is determined using a high quality corporate bond rate identical to the discount rate used in determining the defined benefit obligation.

Changes in plan assets that effect Shareholders’ equity and/or Net result, include mainly:

▪Return on plan assets using a high quality corporate bond rate at the start of the reporting period which are recognised as staff costs in the statement of profit or loss; and

▪Remeasurements which are recognised in Other comprehensive income.

The defined benefit obligation is calculated by internal and external actuaries through actuarial models and calculations using the projected unit credit method. This method considers expected future payments required to settle the obligation resulting from employee service in the current and prior periods, discounted using a high quality corporate bond rate. Inherent in these actuarial models are assumptions including discount rates, rates of increase in future salary and benefit levels, mortality rates, consumer price index and the expected level of indexation. The assumptions are based on available market data as well as management expectations and are updated regularly. The actuarial assumptions may differ significantly from the actual results due to changes in market conditions, economic and mortality trends, and other assumptions. Any changes in these assumptions could have a significant impact on the defined benefit plan obligation and future pension costs.

Changes in the defined benefit obligation that effects Shareholders’ equity and/or Net result, include mainly:

▪Service cost which are recognised as staff costs in the statement of profit or loss;

▪Interest expenses using a high quality corporate bond rate at the start of the period which are recognised as staff costs in the Statement of profit or loss; and

▪Remeasurements which are recognised in Other comprehensive income (equity).

Remeasurements recognised in other comprehensive income are not recycled to profit or loss. Any past service cost relating to a plan amendment is recognised in profit or loss in the period of the plan amendment. Gains and losses on curtailments and settlements are recognised in the statement of profit or loss when the curtailment or settlement occurs.

The recognition of a net defined benefit asset in the Consolidated statement of financial position is limited to the present value of any economic benefits available in the form of refunds from the plans or reductions in future contributions to the plans.

Defined contribution plans

For defined contribution plans, ING Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. ING Group has no further payment obligations once the contributions have been paid. The contributions are recognised as staff expenses in the profit or loss when they are due. Prepaid contributions are recognised as an asset to the extent that a cash refund or a reduction in the future payments is available.

Other post-employment obligations

Some group companies provide other post-employment benefits to former employees. The entitlement to these benefits is usually conditional on the employee remaining in service up to retirement age and the completion of a minimum service period. The expected costs of these benefits are accrued over the period of employment using an accounting methodology similar to that for defined benefit pension plans.

1.19 Income recognition

Interest

Interest income and expense are recognised in the statement of profit or loss using the effective interest method. The effective interest method is a method of calculating the amortised cost of a financial asset or a financial liability and of allocating the interest income or interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial instrument or, when appropriate, a shorter period to the net carrying amount of the financial asset or financial liability. When calculating the effective interest rate, ING Group estimates cash flows considering all contractual terms of the financial instrument (for example, prepayment options) but does not consider future credit losses.

The calculation includes all fees and points paid or received between parties to the contract that are an integral part of the effective interest rate, transaction costs and all other premiums or discounts. Once a financial asset or a group of similar financial assets has been written down as a result of an impairment loss, interest income is recognised using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss.

Interest results on instruments classified at Amortised Cost, assets measured at FVOCI and derivatives in a formal hedge accounting relationship is presented in ‘Interest income (expense) using effective interest rate method’. Interest result on financial assets and liabilities voluntarily designated as at FVPL and derivatives in so called economic hedges and instruments designated at fair value are presented in ‘Other interest income (expense)’. Interest result on all other financial assets and liabilities at FVTPL is recognised in ‘Valuation results and net trading income’.

Fees and commissions

Fees and commissions are generally recognised as the service is provided. Loan commitment fees for loans that are likely to be drawn down are deferred (together with related direct costs) and recognised as an adjustment to the effective interest rate on the loan. Loan syndication fees are recognised as income when the syndication has been completed and ING Group has retained no part of the loan package for itself or has retained a part at the same effective interest rate as the other participants. Commission and fees arising from negotiating, or participating in the negotiation of, a transaction for a third party – such as the arrangement of the acquisition of shares or other securities or the purchase or sale of businesses – are recognised on completion of the underlying transaction. Portfolio and other management advisory and service fees are recognised based on the applicable service contracts as the service is provided. Asset management fees related to investment funds and investment contract fees are recognised on a pro-rata basis over the period the service is provided. The same principle is applied for wealth management, financial planning and custody services that are continuously provided over an extended period of time. Fees received and paid between banks for payment services are classified as commission income and expenses.

Lease income

The proceeds from leasing out assets under operating leases are recognised on a straight-line basis over the life of the lease agreement. Lease payments received in respect of finance leases when ING Group is the lessor are divided into an interest component (recognised as interest income) and a repayment component based on a pattern reflecting a constant periodic rate of return on the lessor’s net investment in the lease.

1.20 Expense recognition

Expenses are recognised in the statement of profit or loss as incurred or when a decrease in future economic benefits related to a decrease in an asset or an increase in a liability has arisen that can be measured reliably. Fee and commission expenses are generally a result from a contract with ING service providers in order to perform the service for ING Group’s customers. Costs are generally presented as ‘Commission expenses’ if they are specific, incremental, directly attributable and identifiable to generate commission income.

Share-based payments

ING Group only engages in share-based payment transactions with its staff and directors. Share-based payment expenses are recognised as a staff expense over the vesting period. A corresponding increase in equity is recognised for equity-settled share-based payment transactions. A liability is recognised for cash-settled share-based payment transactions. The fair value of equity-settled share-based payment transactions are measured at the grant date, and the fair value of cash-settled share-based payment transactions are measured at each balance sheet date. Rights granted will remain valid until the expiry date, even if the share based payment scheme is discontinued. The rights are subject to certain conditions, including a pre-determined continuous period of service.

1.21 Earnings per ordinary share

Earnings per ordinary share is calculated on the basis of the weighted average number of ordinary shares outstanding. In calculating the weighted average number of ordinary shares outstanding:

▪Own shares held by group companies are deducted from the total number of ordinary shares in issue;

▪The computation is based on daily averages; and

▪In case of exercised warrants, the exercise date is taken into consideration.

Diluted earnings per share data are computed as if all convertible instruments outstanding at year-end were exercised at the beginning of the period. It is also assumed that ING Group uses the assumed proceeds thus received to buy its own shares against the average market price in the financial year. The net increase in the number of shares resulting from the exercise is added to the average number of shares used to calculate diluted earnings per share.

Share options with fixed or determinable terms are treated as options in the calculation of diluted earnings per share, even though they may be contingent on vesting. They are treated as outstanding on the grant date. Performance-based employee share options are treated as contingently issuable shares because their issue is contingent upon satisfying specified conditions in addition to the passage of time.

1.22 Statement of cash flows

The statement of cash flows is prepared in accordance with the indirect method, distinguishing cash flows from operating, investing and financing activities. In the net cash flow from operating activities, the result before tax is adjusted for those items in the statement of profit or loss and changes in items per the statement of financial position, which do not result in actual cash flows during the year.

For the purposes of the statement of cash flows, Cash and cash equivalents comprise balances with less than three months’ maturity from the date of acquisition, including cash and balances with central banks, treasury bills and other eligible bills, amounts due from other banks, and deposits from banks. Investments qualify as a cash equivalent if they are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value.

Cash flows arising from foreign currency transactions are translated into the functional currency using the exchange rates at the date of the cash flows.

The net cash flow shown in respect of Loans and advances to customers relates only to transactions involving actual payments or receipts. The Addition to loan loss provision which is deducted from the item Loans and advances to customers in the statement of financial position has been adjusted accordingly from the result before tax and is shown separately in the statement of cash flows.

The difference between the Net cash flow in accordance with the statement of cash flows and the change between the opening and closing balance of Cash and cash equivalents in the statement of financial position is due to exchange rate differences and is presented separately in the cash flow statement.

Liabilities arising from financing activities are debt securities and subordinated loans.